SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): July 26, 2002


                             A. B. Watley Group Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                             1-14897
                --------                             -------
    (State or other jurisdiction of          (Commission File Number)
             incorporation)


                                   13-3911867
                                   ----------
                        (IRS Employer Identification No.)


    40 Wall Street, New York, NY                                      10005
    ----------------------------                                      -----
  (Address of principal executive                                   (Zip code)
              offices)

Registrant's telephone number, including area code      (212) 422-1100
                                                        --------------


----------------------------------------
(Former name or former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

     On August 2, 2002, A. B. Watley Group Inc. (the "Registrant") filed a Current Report on Form 8-K relating to the resignation of Ernst & Young LLP ("E&Y") as the Registrant's independent auditors. The Registrant hereby files this Form 8-K/A to include the letter, dated August 5, 2002, from E&Y to the Securities Exchange Commission pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act").



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

     (c)    Exhibits.

            Exhibit 16.1 Letter, dated August 5, 2002, from E&Y to the Securities Exchange Commission pursuant to Item 304(a) of Regulation S-K under the Securities Act.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2002

                                                     A.B. Watley Group Inc.


                                                     By:  /s/ Robert Malin
                                                     Name: Robert Malin
                                                     Title:  Vice Chairman